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                                                               EXHIBIT 10.4(c)


                  THIRD AMENDMENT TO INTER-GUARANTOR AGREEMENT


     This THIRD AMENDMENT dated November 1, 1995 to the Inter-Guarantor Agreement is by and among IDEX Corporation ("Borrower"), Band-It-IDEX, Inc. (formerly known as Band-It-Houdaille, Inc.), Vibratech, Inc. (formerly known as Hydraulics-Houdaille, Inc.), Lubriquip, Inc. (formerly known as Lubriquip-Houdaille, Inc.), Strippit, Inc. (formerly known as Strippit-Houdaille, Inc.), Viking Pump, Inc. (formerly known as Viking Pump-Houdaille, Inc.), Warren Rupp, Inc. (formerly known as Warren Rupp-Houdaille, Inc.), Corken, Inc. (formerly known as CIC Acquisition Corp.), Pulsafeeder, Inc. (formerly known as PLF Acquisition Corp.), Hale Products, Inc., a Pennsylvania corporation (formerly known as HPI Acquisition Corp.) and Micropump, Inc. (formerly known as MC Acquisition Corp.), a Delaware corporation ("Micropump"), which are collectively Guarantors, as defined in that certain Second Amended and Restated Credit Agreement dated January 29, 1993 by and among Borrower and Continental Bank N.A. (now known as Bank of America Illinois ("Bank of America")), individually and as agent (in such capacity, the "Agent") on behalf of the banking institution parties thereto (the "Banks"), (as such agreement has been amended by the First Amendment dated May 23, 1994 to Second Amended and Restated Credit Agreement, the Second Amendment dated October 24, 1994 to Second Amended and Restated Credit Agreement, the Third Amendment dated February 28, 1995 to Second Amended and Restated Credit Agreement and the Fourth Amendment to Second Amended and Restated Credit Agreement dated the date hereof, the "Credit Agreement"). All terms not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

     WHEREAS, the Guarantors (other than Micropump) (the "Existing Guarantors") are parties to the Inter-Guarantor Agreement dated as of January 22, 1988, as amended by the First Amendment to Inter-Guarantor Agreement dated as of May 7, 1991 and the Second Amendment to Inter-Guarantor Agreement dated as of October 24, 1994 (the "Existing Inter-Guarantor Agreement");

     WHEREAS, Micropump is a wholly-owned subsidiary of Borrower;

     WHEREAS, pursuant to that certain Asset Purchase Agreement dated as of April 26, 1995 (the "Asset Purchase Agreement") among Micropump Corporation, a California corporation ("Seller"), Borrower and Wayne Ross, Borrower purchased all right, title and interest of Seller in and to all of the assets of Seller, subject to the terms and conditions set forth therein;

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of April 28, 1995 between Borrower and MC Acquisition Corp. ("Acquisition Corp."), Borrower granted, bargained, sold, conveyed, transferred, assigned, set over and delivered to Acquisition Corp. all of Borrower's rights, title and interest in and to, the Asset Purchase Agreement (subject to the limitations set forth therein);

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     WHEREAS,  Acquisition Corp. subsequently changed its name to "Micropump,
Inc.";

     WHEREAS, pursuant to Section 7.2.10(d) of the Credit Agreement among the Borrower, the Agent and the Banks, the Banks have required in connection with the acquisition of the assets of Seller by Micropump, that Micropump guaranty the Liabilities of the Borrower;

     WHEREAS, Micropump and Limited is a wholly-owned subsidiary of Borrower and shall receive substantial and direct benefit from the consummation of the transactions contemplated under the Credit Agreement;

     WHEREAS, Micropump executed that certain Guaranty Agreement in favor of Agent dated as of November 1, 1995;

     WHEREAS, Micropump desires to be a party to the Existing Inter-Guarantor Agreement and the Existing Guarantors desire to include Micropump as a party thereto;

     NOW, THEREFORE the parties agree to amend the Existing Inter-Guarantor Agreement as follows:

 1. Micropump agrees to be bound by the terms and conditions set forth under the Existing Inter-Guarantor Agreement as if it was an original signatory thereto and the Existing Guarantors agree that Micropump shall have the rights and benefits of a "Guarantor" under the Existing Inter-Guarantor Agreement and shall be deemed to be a "Guarantor" under the Existing Inter-Guarantor Agreement as amended hereby.

 2. In furtherance of the foregoing, the definition of "Guaranty" in the Existing Inter-Guarantor Agreement is hereby amended to include the Guaranty Agreement dated November 1, 1995 made by Micropump in favor of Agent.

     This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first-above written.

                             BAND-IT-IDEX, INC.,
                             CORKEN, INC.
                             HALE PRODUCTS, INC.
                             LUBRIQUIP, INC.
                             MICROPUMP, INC.
                             (F/K/A MC ACQUISITION CORP.)
                             PULSAFEEDER, INC.
                             STRIPPIT, INC.
                             VIBRATECH, INC.
                             VIKING PUMP, INC.
                             WARREN RUPP, INC.

                             Wayne P. Sayatovic
                             ----------------------------------------------
                             Wayne P. Sayatovic
                             Vice President & Chief Financial Officer




                             IDEX CORPORATION
                             Wayne P. Sayatovic
                             ----------------------------------------------
                             Wayne P. Sayatovic
                             Senior Vice President - Finance
                                 & Chief Financial Officer